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	       UNITED STATES SECURITIES AND EXCHANGE COMMISSION
			    WASHINGTON, D.C. 20549

				  FORM 8-K



			 Current Report Pursuant
		      to Section 13 or 15(d) of the
		     Securities Exchange Act of 1934


	  Date of report (Date of earliest event reported): Not Applicable



			    Pogo Producing Company
	    (Exact Name of Registrant as Specified in Its Charter)



				   Delaware
		 (State or Other Jurisdiction of Incorporation)

		 1-7792                                  74-1659398
	(Commission File Number)                       (I.R.S. Employer
						     Identification No.)
      5 Greenway Plaza, P.O. Box 2504
	     Houston, Texas                              77046-2504
(Address of Principal Executive Offices)                 (Zip Code)

     Registrant's Telephone Number, Including Area Code:   (713) 297-5000


				Not Applicable
	(Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events

	 Pursuant to Article 1, Sections 9,10 and 11 of the Amended and
	 Restated Bylaws of Pogo Producing Company, a Delaware corporation
	 (the "Company"), notice is hereby given that the 1996 annual meeting of stockholders of the Company will be held on Teusday, April 23, 1996 at the Century II Room, Stouffer Renaissance Hotel, Six Greenway Plaza, Houston, Texas at 10:00 a.m., Houston time.


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				  Signatures



	 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



					      Pogo Producing Company
						   Registrant

					      /s/ GERALD A. MORTON
						  Gerald A. Morton,
						    Corporate Secretary

Date:  February 9, 1996





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